UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2022

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road
Somerset, New Jersey	08873
(Address of registrant’s principal executive office)	(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Succession

On January 5, 2022, Catalent, Inc. (the “Company” or “Catalent”) announced that John R. Chiminski, Chair and CEO, will transition out of his role as CEO and into the role of Executive Chair effective July 1, 2022 (the “Effective Date”). Mr. Chiminski will continue to serve as Chair of the Company’s Board of Directors (the “Board”). As part of a planned leadership succession, the Company also announced that Alessandro Maselli, President and Chief Operating Officer, will succeed Mr. Chiminski as CEO, effective as of the Effective Date. As of that date, Mr. Maselli will also become a member of the Board, increasing the total number of directors on the Company’s Board from 12 to 13.

Mr. Maselli, 49, has been Catalent’s President and Chief Operating Officer since February 2019. He joined the Company in 2010 as Director of Operations at its pharmaceutical, nutritional, and cosmetics plant in Aprilia, Italy. In 2013, Mr. Maselli was appointed General Manager of Zydis® operations at the Company’s facility in Swindon, U.K.; in 2015, he became Vice President of Operations, Europe, for its Drug Delivery Solutions business unit; and in 2016 he was named Senior Vice President, Global Operations. Prior to joining Catalent, Mr. Maselli held operational and business leadership roles at Alstom and SGS S.A. From 1998 to 2006, he held roles of increasing responsibility from process engineer to operations director at ABB Group. Mr. Maselli began his career as an automation systems engineer in the food industry. A native of Italy, Mr. Maselli earned his master’s degree in electronic engineering from the University of Rome (“La Sapienza”).

In connection with Mr. Maselli’s promotion, the Compensation and Leadership Committee (the “Committee”) of the Board approved the following new compensation arrangements for Mr. Maselli with effect as of the Effective Date: (1) an increase in annual base salary from €490,944 to $925,000, (2) an increase in annual target opportunity under Catalent’s Management Incentive Plan (the “MIP”), the incentive-based annual cash bonus plan for the Company’s executives, from €392,722 for fiscal 2022 to $1,018,000 for fiscal 2023, and (3) an increase in the value of his annual target grant under Catalent’s Long-Term Incentive Plan (the “LTIP”) from $1,700,000 to $5,500,000 for fiscal 2023, allocated in the same manner as applies to all members of the Company’s Executive Leadership Team, with 30% granted as stock options, 20% as time-based restricted stock units (“RSUs”), and 50% as performance-based restricted stock units (also known as “performance share units”). Mr. Maselli also entered into a new employment agreement (the “Maselli Agreement”) setting forth those terms and providing, among other things, for severance if he is terminated by the Company on or after the Effective Date for reasons other than the circumstances specified in the Maselli Agreement as constituting cause, death, or disability or he resigns for good reason (as defined in the agreement), in which case Mr. Maselli would be entitled to a severance payment equal to twice the sum of his annual base salary and target annual bonus, as well as continued participation for up to two years in the Company’s group health plans. In addition, under the LTIP, a termination without cause within 18 months following a change in control would result in Mr. Maselli’s unvested awards becoming fully vested and exercisable. The foregoing description of the Maselli Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”), is qualified in its entirety by reference to such agreement, with the full text incorporated herein by reference.

The Committee also approved the following new compensation arrangements for Mr. Chiminski in his role as Executive Chair, with effect as of the Effective Date: (1) a decrease in annual base salary from $1,075,000 to $700,000, (2) a target cash incentive opportunity under the MIP of $700,000 for fiscal 2023, decreased from the fiscal 2022 target of $1,350,000 and (3) a grant of RSUs under the LTIP in respect of fiscal 2023 having a value of $4,000,000, decreased from the fiscal 2022 grant value of $9,300,000. Mr. Chiminski’s existing employment agreement was amended and restated (the “Chiminski Agreement”) to reflect those changes and others consistent with the change in his role, including a revision of the severance provisions to reduce the severance payment amount from twice the sum of his annual base salary and target annual bonus to one times such amount, and a fixed term running until the end of Catalent’s 2023 fiscal year. The foregoing description of the Chiminski Agreement, which is filed as Exhibit 10.2 to this Form 8-K, is qualified in its entirety by reference to such agreement, with the full text incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

The Company issued a press release on January 5, 2022 announcing the leadership transition described in Item 5.02 above, which is furnished as Exhibit 99.1 to this Form 8-K.

As provided in General Instruction B.2 of Form 8-K, Exhibit 99.1 and the information contained in this Item 7.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

d.	Exhibits. The following exhibits are filed (or, in the case of Exhibit 99.1, furnished) as part of this Form 8-K.

Exhibit No.	Description

10.1	Employment Agreement, dated January 4, 2022, by and between Catalent, Inc. and Alessandro Maselli.

10.2	Amended and Restated Employment Agreement, dated January 4, 2022, by and between Catalent, Inc. and John R. Chiminski.

99.1	Press release issued on January 5, 2021 by Catalent, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ STEVEN L. FASMAN
Steven L. Fasman

Senior Vice President, General Counsel, and Secretary

Date: January 5, 2021

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